Financial risk and capital management	12 Months Ended
Dec. 31, 2025
Financial risk and capital management [Abstract]
Disclosure of financial risk and capital management [Text Block]
5.4 FINANCIAL RISK AND CAPITAL MANAGEMENT
The Group’s businesses are affected by changes to financial variables, such as interest rates, exchange rates, inflation, credit, liquidity and equities.
There follows specific data on the Group's exposure to each of these risks and an analysis of the sensitivity to a change in the various variables, together with a brief description of the way in which each risk is managed.
a) Exposure to interest rate fluctuations
Ferrovial's businesses are exposed to interest rate fluctuations, which may affect the Company’s net financial expense through variable interest on financial assets and liabilities, as well as the measurement of financial instruments arranged at fixed interest rates.
Ferrovial manages interest rate risk so as to optimize the financial expense borne by the Group and achieve suitable proportions of fixed- and variable-rate debt based on market conditions. Therefore, when interest rates are low, the Group seeks to fix future amounts at the ex-infrastructure project company level, although such hedging can affect liquidity in the event of cancellation.
At the infrastructure project company level, banks and rating agencies require a higher percentage of fixed-rate debt. These strategies are implemented by issuing fixed-rate debt or by arranging financial derivative hedges, a breakdown of which is provided in Note 5.5 Financial derivatives at fair value.
The accompanying tables show a breakdown of the Group’s borrowings, indicating the percentage of borrowings that is considered to be hedged (either by a fixed rate or by derivatives).

BORROWINGS				2025				2024
(Million euro)	Total debt	% debt hedged	Net exposed debt	Impact on profit/(loss) + 100 bps	Total debt	% debt hedged	Net exposed debt	Impact on profit/(loss) + 100 bps
Ex-infrastructure project companies	2,810	99%	22	—	2,886	91%	255	3
Highways	7,094	96%	258	3	7,945	97%	237	2
Airports	77	64%	28	—	94	96%	4	—
Construction	97	90%	10	—	103	90%	10	—
Energy	307	95%	17	—	211	100%	—	—
Other	42	100%	—	—	47	100%	—	—
Infrastructure project companies	7,617	96%	313	3	8,400	97%	251	2
Total borrowings	10,427	97%	336	3	11,288	96%	503	5
At 2025 year-end, 97% of the debt is hedged at a fixed rate (96% in 2024), so regarding fully consolidated companies, a linear increase of 100 basis points in market interest rate curves as of December 31, 2025, and 2024 would not have a significant impact on the income statement.
The Group's cash amounted to EUR 4,271 million in 2025 (EUR 4,828 million in 2024) of which EUR 4,070 million (EUR 4,653 million in 2024) corresponded to the cash held by the ex - infrastructure project companies. A linear variation of 100 basis points in the market yield curves at December 31, 2025 would have an impact of approximately EUR 43 million in the financial result for the year.
It is also necessary to take into account changes in the fair value of the financial derivatives arranged, which are indicated in Note 5.5.
As regards these interest rate hedging instruments, a linear increase of 100 basis points in the market yield curves at December 31, 2025 would, in the case of the effective hedges, have a positive impact of approximately EUR 109 million on shareholders’ funds attributable to the parent from fully consolidated companies (EUR 109 million at December 31, 2024), while a decrease of 100 basis points would have a negative impact of approximately EUR 96 million (EUR 41 million at December 31, 2024).
Finally, it should be noted that a drop in interest rates would trigger an increase in the value of the projects, through a lower discount rate.
b) Exposure to foreign exchange fluctuations
Ferrovial regularly monitors net exposure to each currency over the coming years for dividends receivable, investments in new projects and potential divestments.
Ferrovial establishes its hedging strategy by analyzing past fluctuations in both short-term and long-term exchanges rates and has monitoring mechanisms in place, such as future projections and long-term equilibrium exchange rates. These hedges consist of foreign currency deposits or forex derivatives (see Note 5.5 for more details).
The following tables show, by type of currency, the value of assets, liabilities, non-controlling interests and shareholders’ funds attributed to the parent company at December 2025 and 2024, adjusted to account for the above-mentioned forex derivatives relating to each currency:

	DEC. 2025
Currency	Assets	Liabilities	Parent company shareholders’ funds	Non-controlling interests
(Million euro)
Euro	7,596	4,997	2,398	200
Pound sterling	670	399	270	1
US dollar	13,354	11,700	318	1,336
Canadian dollar	2,104	631	1,473	—
Australian dollar	240	148	92	—
Polish zloty	2,056	1,658	177	220
Chilean peso	163	67	96	—
Colombian peso	266	136	130	—
Indian rupee	884	1	882	—
Other	88	17	72	(1)
GROUP TOTAL	27,420	19,755	5,908	1,757

	DEC. 2024
Currency	Assets	Liabilities	Parent company shareholders’ funds	Non-controlling interests
(Million euro)
Euro	8,145	4,815	3,119	211
Pound sterling	602	382	219	1
US dollar	15,561	13,131	796	1,634
Canadian dollar	882	457	425	—
Australian dollar	289	215	74	—
Polish zloty	1,918	1,576	144	199
Chilean peso	251	132	120	—
Colombian peso	233	133	100	—
Indian rupee	1,026	3	1,023	—
Other	91	36	56	—
GROUP TOTAL	28,999	20,879	6,075	2,045
The details by currency of the main forex derivatives that are considered in this analysis are as follows:

(Millions)
2025	Notional		Mark to Market
	Local currency	EUR	EUR
USD	2,847	2,606	140
CAD	538	349	7

(Millions)
2024	Notional		Mark to Market
	Local currency	EUR	EUR
USD	2,347	2,202	6
CAD	932	624	(4)
Note 1.4 contains a breakdown of year-end exchange rates. As a result of these changes, the impact of currency translation differences on equity at December 31, 2025 was EUR -434 million (EUR 33 million at December 31, 2024) for the parent company. A breakdown by currency is set out in Note 5.1.1.
After analyzing sensitivity to exchange rate effects, for 2025 Ferrovial estimates that a 10% appreciation in the value of the main currencies in which the Group holds investments against the euro at the year-end would have an impact on the parent company shareholders' funds of EUR 382 million, of which 26% would relate to the effect of the Indian rupee, 9% to the US dollar and 43% to the Canadian dollar.
Note 1.4 contains a breakdown of average exchange rates for 2025 and 2024. In this regard, the impact on the income statement of a 10% appreciation of the euro against other currencies would have amounted to a change of EUR 95 million in 2025 (EUR 56 million in 2024).
c) Exposure to credit and counterparty risk
The Group’s main financial assets exposed to credit or counterparty risk are as follows:

(Million euro)	2025	2024	Var 25/24
Investments in financial assets (1)	2,038	1,945	93
Non-current financial assets	624	1,297	(673)
Net financial derivatives (assets)	338	241	97
Trade and other receivables	2,249	2,223	26
(1) Included in cash and cash equivalents
•Ferrovial actively and continuously monitors counterparty risk affecting financial transactions and performs internal credit quality analyses on each of the financial institutions with which there is exposure. The Company's internal policy for the investment of cash surpluses establishes the minimum counterparty risk as investment grade rating.
•The internal rules for managing cash surpluses impose maximum investment limits for each counterparty, based on objective criteria: minimum acceptable risk requirements for the investment of cash surpluses and limits on the amounts invested in line with the defined risk in each case. In addition, the Risk Department monitors each counterparty’s performance and proposes appropriate protective or corrective measures depending on the specific circumstances.
•Geographies: Ferrovial monitors trends in markets (geographies) where it has operations, as well as in its target markets. The Financial Risk Department proposes potential actions to be taken should changes in risk levels be expected in a particular geography or market.
•Customers: Ferrovial analyses and monitors customer credit risk by means of an internal method used by all the Group companies to assign credit ratings to Ferrovial’s customers.

d) Exposure to liquidity risk
The Group has the necessary mechanisms in place to preserve the required liquidity through periodic procedures that take account of cash flow projections, cash needs, short-term collections and payments, and long-term obligations.
Ex-infrastructure project companies
At December 31, 2025, cash and cash equivalents amounted to EUR 4,070 million (EUR 4,653 million in 2024. At that date, undrawn credit lines totaled EUR 1,008 million (EUR 652 million in 2024), forwards hedging cash flows denominated in a currency other than the euro amounted to EUR 0 million (EUR -5 million in 2024) and long term restricted cash stood at EUR 10 million (EUR 21 million in 2024).
Therefore, liquidity totaled EUR 5,088 million (EUR 5,320 million in December 2024) (Note 5.2).
Infrastructure project companies
At December 31, 2025, cash and cash equivalents (including short-term restricted cash) amounted to EUR 201 million (EUR 175 million in December 2024). Also, at that date undrawn credit lines stood at EUR 26 million (EUR 13 million in 2024), and were primarily arranged to cover committed investment needs. Long-term restricted cash amounted to EUR 252 million (EUR 380 million in December 2024).
Liquidity (including long-term restricted cash) totaled EUR 480 million (EUR 557 million in December 2024).
e) Equity risk exposure
Ferrovial is exposed to the risk of fluctuations in its own share price. This exposure arises from equity swaps used in relation to the share-based remuneration schemes, the detail of which is shown in Note 5.5 to these consolidated financial statements.
As the equity swaps are not classified as accounting hedges, the market value has an impact on profit or loss. Accordingly, a EUR 1 increase/decrease in Ferrovial’s share price would have a positive/negative impact of EUR 2.8 million on Ferrovial’s net profit/(loss) in 2025.
f) Exposure to inflation risk
Most of the revenue from infrastructure projects is associated with prices tied directly to inflation. Therefore, an increase in inflation as is currently the case will increase cash flows from assets of this kind.
The rise in inflation may have an adverse effect on operating margins under the construction contracts. However, a substantial part of the business portfolio is protected against the effects of rising inflation due to the existence of price adjustment contract clauses linked to inflation in certain jurisdictions, such as Poland or, in certain contracts, such as in Spain. In the absence of such clauses, the risk is hedged by closing the main direct costs at the time of bidding.
g) Capital management
The Group aims to achieve a debt-equity ratio that makes it possible to optimize costs while safeguarding the capacity to continue managing recurring activities and the capacity to continue to grow through new projects in order to create shareholder value.
With regard to borrowings, the Ferrovial Group seeks to maintain a level of indebtedness, excluding infrastructure project companies, so as to retain an investment grade credit rating. To achieve this, a clear and consistent financial policy has been established in which a relevant metric refers to the maintenance of an ex-projects net debt (borrowings less cash and cash equivalents) to EBITDA ratio, plus project dividends, of no more than 2x.